Exhibit 10.3

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF

IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS DOCUMENT OR ANY UNDERLYING CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH APPLICABLE STATE SECURITIES LAWS, OR UNLESS SOLD PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS PROVIDED THAT THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                                Dated: January 23, 2024

WARRANT

TECHCOM INC.

THIS IS TO CERTIFY THAT, for value received, Charlie Thomas Faulkner (the “Holder”), is entitled, subject to certain conditions set forth in Sections 1.01 and 1.02 hereof, to purchase from TECHCOM INC., a Delaware corporation (the “Company”), at the Company’s principal executive office, 7,999,025 shares of Common Stock (the “Warrant Shares”), at an exercise price per share determined as set forth in Section 1.01(b).(the “Exercise Price”). This Warrant (the “First Warrant”) shall vest and be exercisable in accordance with Article L.

ARTICLE I

METHOD OF EXERCISE

1.01. Time of Exercise, Exercise Price. (a) Subject to the provisions of Section 1.02 hereof, this Warrant shall vest and be exercisable in equal monthly installments of 222,195 shares per month for 35 months and 222,200 shares on the 36th month commencing upon satisfaction of the following condition: on or before June 30, 2024, the Company closes a debt or equity financing with gross proceeds of a minimum of US $75,000,000 (the “Funding”). This Warrant will vest in its entirety and become immediately exercisable if the Company repays (1) US $75,000,000 towards a line of credit to be obtained by the Company in relation to certain mining equipment and other assets that may be transferred to the Company by Phoenix Group Consultancy or its affiliates and (2) any additional amounts extended to the Company under the line of credit. Any vested portion of the Warrant may be exercised in whole or in part at any time and from time to time for a period of five years after vesting.

(b) The Exercise Price shall equal the average of the highest and lowest trading prices per share of the Company’s Common Stock on the date of the closing of the Funding as quoted on Nasdaq, the Over-the-Counter market or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

1.02. Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Company’s principal executive office (a) this Warrant, (b) a written notice of such Holder’s election to exercise this Warrant in the form attached hereto and (c) payment of the product of the Exercise Price multiplied by the number of Warrant Shares being acquired. Such payment may be made, at the option of the Holder, in cash, by certified or bank cashier’s check, money order or wire transfer, or any combination thereof, or in any other manner consented to in writing by the Company.

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The Company shall, as promptly as practicable after receipt of the items required by this Section 1.02, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the number of Warrant Shares specified in such notice. In the alternative, the Company may instruct its transfer agent to issue the Warrant Shares in book entry format in the name of the Holder The share certificate or certificates so delivered shall be in such denominations as shall be specified in such notice and shall be issued in the name of the Holder or, provided, in an opinion of counsel reasonably acceptable to the Company that the following is permitted under the Act and applicable state securities law, such other name as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or Holders or any other person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates representing the number of Warrant Shares then acquired, have the option to deliver to the Holder a new Warrant evidencing the right to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notations may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes, if any, payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

1.03. Shares To Be Fully Paid and Nonassessable. All Warrant Shares issued upon exercise of the Warrant shall be validly issued, fully paid and nonassessable.

1.04. No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of Warrant Shares upon exercise of this Warrant. If any fractions of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to the same fraction of the Exercise Price of the Warrant Shares.

1.05. Share Legend. Each certificate of Warrant Shares issued upon exercise of this Warrant and any Common Stock issued upon conversion of the Warrant Shares, unless at the time of exercise such shares are registered under the Act, shall bear a legend substantially as follows or similar legend as determined in good faith by the Company’s Board of Directors:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH APPLICABLE STATE SECURITIES

LAWS, OR UNLESS SOLD PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS PROVIDED THAT THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act) shall also bear such legend unless, in the opinion of counsel reasonably acceptable to the Company, the securities represented thereby no longer need to be subject to restrictions on resale under the Act.

1.06 Capitalization. As of the date hereof, the Company has 79,990,254 shares of Common Stock issued and outstanding on a fully diluted basis after giving effect to the exercise of all options and warrants issued and outstanding as for the date hereof (other than any warrants issued to the Holder and to Charles Faulkner) and the conversion of any shares of preferred stock and any convertible securities outstanding as of the date hereof.

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1.07 Termination. This Warrant shall terminate immediately in the event that (i) the Funding has not occurred by June 30, 2024 or (ii) if the conditions to vesting have occurred by June 30, 2024 but Holder’s employment with the Company is terminated by the Company as a result of any breach by Holder of the Employment Agreement between the Company and the Holder dated as of January 1, 2024 or if Holder is in breach of any provision of such Employment Agreement that survives termination of employment. Any portion of the Warrant not vested upon termination of employment shall not vest.

The Holder shall have 90 days after termination of employment for any reason other than breach of the Employment Agreement to exercise any Warrants that have vested as of the date of termination of employment. Any warrants that have vested, but not been exercised, shall terminate 90 days after termination of employment. If employment terminates by reason of a breach by Holder of the Employment Agreement, the Company shall have the right to purchase from the Holder any shares previously issued to Holder pursuant to this Warrant for the Exercise Price per share upon written notice to the Holder.

1.08 Lock-Up. In the event that the Company undertakes an offering of its securities and the underwriter or placement agent requests that the officers, directors or principal shareholders agree to not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock in connection with such offering (a “Lock-Up”) , the Holder will agree to such Lock-Up with respect to the Warrant and the Warrant Shares on the same terms and conditions as apply to such officers, directors and principal shareholders.

ARTICLE II

WARRANT ADJUSTMENTS

2.01 Merger. If at any time there shall be a merger, acquisition or consolidation of the Company with or into another corporation or a sale of all or substantially all of the Company’s assets, then, as a part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

2.02 Reclassification, etc. If the Company shall, at any time, by subdivision, combination, or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, the Exercise Price and other provisions of this Warrant shall be adjusted such that this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

2.03 Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the Warrant Shares, the Exercise Price shall be proportionately decreased and the number of Warrant Shares purchasable hereunder shall be proportionately increased in the case of a split or subdivision or the Exercise Price shall be proportionately increased and the number of Warrant Shares purchasable hereunder shall be proportionately decreased in the case of a combination.

2.04 Notice of Adjustments; Notices. Whenever the Exercise Price or number of Warrant Shares issuable upon exercise hereof shall be adjusted pursuant to Article II hereof, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be given in accordance with Article V hereof.

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2.05 Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Article II, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

2.06 Calculations. All calculations under this Article II shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

ARTICLE III

REPLACEMENTS OF WARRANT CERTIFICATES

3.01. Loss, Theft or Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security from the Holder satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Warrant the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.

3.02. Change of Principal Executive Office. In the event the Company shall change the address of its principal executive office, the Company shall give the Holder notice of any such change within a reasonable time. Any correspondence from the Company to the Holder with an address printed on Company’s letterhead shall fulfill this requirement.

ARTICLE IV

MISCELLANEOUS

4.01 Notices. Except with respect to notice of a change in the Company’s principal executive office in accordance with Section 3.02 hereof, all notices, requests and other communications provided for herein shall be in writing, and shall be deemed duly given if delivered personally or mailed by registered or certified mail (return receipt requested) or via overnight courier to the parties at the following addresses (or at such other address for such party as shall be specified by written notice):

(a)	if to the Company, to:

2901, 29th Floor, Boulevard Plaza Tower 2,

Burj Khalifa District, Downtown Dubai, UAE

Attention; Carl Agren, Chief Executive Officer

With a copy to:

Steven Schuster, Esq.

McLaughlin & Stern LLP

260 Madison Avenue

New York, New York 10024

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(b)	if to the Holder, to:

34 Alfred Road

Prenton

CH43 4TX

4.02 Waivers; Amendments. No failure or delay of the Holder in exercising any right, power or privilege, hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived if, but only if, such amendment, modification or waiver is in writing and is signed by the Holder and the Company.

4.03 Governing Law. This Warrant shall be governed by and construed under the laws of the State of Delaware, without giving effect to the conflicts of laws rules thereof to the extent that the application of the law of another jurisdiction would be required thereby. Any suit, action or other proceeding arising out of or based upon this Warrant shall be brought in the courts in the State of New York and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in the State of New York for the purpose of any such suit, action or other proceeding.

4.04 Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection herewith shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrants and shall continue in full force and effect so long as this Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

4.05 Covenants To Bind Successor and Assigns. All the covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed. This Warrant is not transferable or assignable by the Holder or any transferee of the Holder.

4.06 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired in such jurisdiction and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

4.07 Headings. The headings used herein are for convenience of reference only and shall not be deemed to be a part of this Warrant.

4.08 No Rights as Shareholder. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company.

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SIGNATURE PAGE TO STOCK PURCHASE WARRANT

IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized as of the day and year first above written.

TECHCOM INC.

By:	/s/ Carl Agren
Name: Carl Agren Title: Director

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FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE WITHIN WARRANT

The undersigned hereby exercises the right to purchase ________ Warrant Shares which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith makes payment of the Exercise Price of such shares in full, as provided in the Warrant. All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:

________________________________________

[Type Name of Holder]

By: _____________________________________

Dated: ___________________________________

Address: ________________________________

________________________________________

________________________________________

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